               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2005

                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-05                           32-6027547
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On September 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of August 2005
           for the NAVISTAR FINANCIAL 2003-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 27, 2005                 By:/s/ Paul Martin
-------------------------                        -------------------------------
                                                 Paul Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #23, dated September 15, 2005

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                               Exhibit 20

                Navistar Financial 2003 - B Owner Trust
                      For the Month of August 2005
                Distribution Date of September 15, 2005
                      Servicer Certificate  #23

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                    $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $282,419,123.43
Beginning Pool Factor                                                  0.5134912

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)            $10,458,583.69
    Interest Collected                                             $1,486,418.66
    Mandatory Prepayments                                                  $0.00
Additional Deposits:

    Repurchase Amounts                                                     $0.00

    Liquidation Proceeds/Recoveries                                  $209,945.78
Total Additional Deposits                                            $209,945.78

Repos/Chargeoffs                                                      $62,003.34
Aggregate Number of Notes Charged Off                                         65

Total Available Funds                                             $11,351,783.04

Ending Pool Balance                                              $272,701,701.49

Ending Pool Factor                                                     0.4958231

Servicing Fee                                                        $235,349.27
    memo: Servicer will allocate $1,500.00 of Servicing
          Fee as Administration Fee
Repayment of Servicer Advances                                       $803,165.09

Reserve Account:
                                                                                        ==================================
    Beginning Balance  (see Memo Item)                            $16,294,425.06           Memo Item - Reserve Account
    Target Percentage                                                      5.50%        Opening balance     $15,533,051.79
    Target Balance                                                $14,998,593.58        +   Trans Base               $0.00
    Specified Yield Supplement Amount                                      $0.00        +   Trans Low/0%             $0.00
    Specified Yield Supplement Amount                                      $0.00        +  Invest. Income       $43,712.52
    Specified Reserve Account Balance                             $14,998,593.58        +  Excess Serv.        $717,660.75
    Minimum Balance                                               $10,999,959.33        +  Transfer (to)
    (Release)/Deposit                                            ($1,295,831.48)           Collections Acct          $0.00
    Ending Balance                                                $14,998,593.58                            --------------
                                                                                           Beginning Bal.   $16,294,425.06
--------------------------------------------------------------------------------        ==================================
Current Weighted Average APR:                                             6.370%
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Current Weighted Average Remaining Term (months):                          33.66
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Delinquencies                                              Dollars         Notes

   Installments: 1-30 days                                951,659.25         851
                 31 - 60 days                             274,871.62         187
                 60+  days                                 81,622.23          52

          Total:                                        1,308,153.10         877
       Balances: 60+  days                                996,366.15          52

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Navistar Financial 2003 - B Owner Trust
For the Month of August 2005
                                                                        NOTES
                                          TOTAL        CLASS A - 1    CLASS A - 2      CLASS A - 3     CLASS A - 4    CLASS B NOTES
                                      $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00  $111,100,000.00 $22,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  (1)                               0.00%            0.00%          96.00%            0.00%         4.00%

   Coupon                                                  1.140630%        1.690000%       3.771250%        3.250000%     3.790000%

Beginning Pool Balance                $282,419,123.43
Ending Pool Balance                   $272,701,701.49

Collected Principal                     $9,655,418.60
Collected Interest                      $1,486,418.66
Charge - Offs                              $62,003.34
Liquidation Proceeds/Recoveries           $209,945.78
Swap Payments to/(from)Trust              $174,557.75
Servicing & Administration Fee            $235,349.27
Investment Earnings from Pre-Funding Acct.      $0.00
Cash Transfer from Negative Carry Acct.         $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for
     Debt Service                      $11,290,991.52

Beginning Balance                     $282,419,123.43         $0.00            $0.00  $156,286,358.50 $111,100,000.00 $15,032,764.93

Interest Due (2)                          $855,908.83         $0.00            $0.00      $507,534.52     $300,895.83     $47,478.48
Interest Paid                             $855,908.83         $0.00            $0.00      $507,534.52     $300,895.83     $47,478.48
Principal Due                           $9,717,421.94         $0.00            $0.00    $9,328,725.06           $0.00    $388,696.88
Mandatory Prepayments Class A-1 only **         $0.00         $0.00
Principal Paid                          $9,717,421.94         $0.00            $0.00    $9,328,725.06           $0.00    $388,696.88

Ending Balance                        $272,701,701.49         $0.00            $0.00  $146,957,633.44 $111,100,000.00 $14,644,068.05
Note/Certificate Pool Factor                                 0.0000           0.0000           0.9185          1.0000         0.6656
     (Ending Bal./Original Pool Amt.)

Total Distributions                    $10,573,330.77         $0.00            $0.00    $9,836,259.58     $300,895.83    $436,175.36

Interest Shortfall                              $0.00         $0.00            $0.00            $0.00           $0.00          $0.00
Principal Shortfall                             $0.00         $0.00            $0.00            $0.00           $0.00          $0.00
   Total Shortfall                              $0.00         $0.00            $0.00            $0.00           $0.00          $0.00
Excess Servicing
   (see Memo Item - Reserve Account)      $717,660.75

Beginning Reserve Acct Balance         $16,294,425.06
(Release)/Draw                        ($1,295,831.48)
Ending Reserve Acct Balance            $14,998,593.58

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2) Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3 Class A-2, and  A-4 and Class B Interest calculated  on 15 days.
(3) LIBOR was reset on 8/11/05 at 3.5713%.  The Interest Rate on the Class A-3a  Floating Rate Notes the 9/15/05 Distribution Date
    is 3.7713%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

==============================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period ($803,165.09)
   Total Outstanding Servicer Advances $2,201,655.20
==============================================================

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Navistar Financial 2003 - B Owner Trust
For the Month of August 2005

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                        5                4               3               2                1                0
                                      Mar-05           Apr-05          May-05          Jun-05           Jul-05           Aug-05

Remaining Gross Balance           $366,612,722.55  $352,520,384.26 $341,310,836.19  $330,294,955.90  $318,425,529.70 $307,261,555.24

A)   Loss Trigger:

Principal of Contracts Charged Off    $181,899.51       $71,923.76      $63,030.78      $162,633.04      $132,793.29      $62,003.34

Recoveries                            $170,514.77      $158,499.43      $76,039.74      $444,471.81      $119,002.25     $209,945.78

Total Charged Off (Months 5, 4, 3)    $316,854.05
Total Recoveries (Months 3, 2, 1)     $639,513.80
                                  ---------------
Net Loss/(Recoveries) for 3 Mos      ($322,659.75)(a)

Total Balance (Months 5, 4, 3)  $1,060,443,943.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]    -0.3651%

Trigger:  Is Ratio > 1.5%                      No
                                                                                           Jun-05          Jul-05          Aug-05

B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                      $1,022,919.38     $998,181.80     $996,366.15
     As % of Remaining Gross Balance                                                        0.30970%        0.31347%        0.32427%
     Three Month Average                                                                    0.26863%        0.27980%        0.31582%

Trigger:  Is Average > 2.0%                    No

C)   Noteholders Percent Trigger:        2.7270%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

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